Exhibit 10.2

FIRST AMENDMENT TO

CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, is made as of December 21, 2012 (this “Amendment”), by and among EVRAZ INC. NA, a Delaware corporation (“Borrower Representative”), the other Borrowers and Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, for itself as a Lender, and as Agent for Lenders (“Agent”), and the other Lenders signatory hereto.

WHEREAS, Borrowers, the other Credit Parties signatory thereto from time to time, Agent and the other Lenders signatory thereto from time to time are party to that certain Credit Agreement, dated as of December 23, 2011 (as the same has been and may be amended or otherwise supplemented from time to time, and as amended herein, the “Credit Agreement;” capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement), whereby Lenders have extended to Borrowers certain Loans and other financial accommodations; and

WHEREAS, Borrower Representative has informed Agent and Lenders that it has formed a wholly-owned subsidiary, Evraz Trade NA, LLC, a Delaware limited liability company (the “New Subsidiary”); and

WHEREAS, Borrowers have requested that Agent and Required Lenders (i) consent to the New Subsidiary becoming an EINA Borrower under the Credit Agreement and other Loan Documents and (ii) agree to certain amendments to the Credit Agreement; and

WHEREAS, Agent and Required Lenders are willing to grant such consent and agree to certain amendments to the Credit Agreement, in each case, on the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendment to the Credit Agreement. Section 11.1 of the Credit Agreement is hereby amended by deleting the definition of “Secured Bank Product” in its entirety and inserting the following in lieu thereof:

“Secured Bank Product” means a Bank Product (i) between a Borrower and the counterparty thereto, which has been provided or arranged by (x) GE Capital or an Affiliate of GE Capital or (y) a Lender or an Affiliate of a Lender or (ii) otherwise provided to a Credit Party that Agent has acknowledged in writing constitutes a “Secured Bank Product” hereunder.

2. Consent. Agent and Required Lenders hereby consent to the New Subsidiary becoming an EINA Borrower, subject to the fulfillment by the Credit Parties of the following conditions:

(a) The New Subsidiary shall have been duly formed in accordance with applicable law and shall at all times (a) be operated in accordance with its charter documents and in compliance with the laws of the state of its organization, and (b) remain operated as a separate corporate entity, independent from each other Credit Party, except as otherwise permitted by the Credit Agreement; and

(b) On or before the date hereof, Borrowers and the New Subsidiary shall have executed and delivered to Agent, in each case, in form and substance satisfactory to Agent, (i) a joinder agreement executed by the New Subsidiary joining it as an “EINA Borrower”, “Borrower” and a “Credit Party” to the Credit Agreement and each other Loan Document (provided, that the Credit Parties acknowledge and agree that the Accounts and Inventory of the New Subsidiary shall not be included in the Borrowing Base as Eligible Accounts or Eligible Inventory until such time as Agent shall have received a satisfactory audit and appraisal of such Accounts and Inventory and Agent, in its reasonable credit judgment, shall have determined that such Accounts and Inventory may be included in the Borrowing Base as Eligible Accounts and Eligible Inventory), (ii) Notes for each Lender executed by all Borrowers, including the New Subsidiary, (iii) a manager’s certificate for New Subsidiary attaching (1) its Certificate of Formation, (2) its operating agreement, and (3) resolutions of the managers and members of the New Subsidiary authorizing the collateral being pledged and indebtedness being incurred (and other applicable corporate information requested by Agent), and (d) such documents, instruments and agreements as Agent shall reasonably request to grant to Agent, for the benefit of Lenders, a valid and perfected first-priority Lien on the Collateral of the New Subsidiary; and

(c) On or before the date hereof, Agent shall have received a favorable written opinion letter of SNR Denton US LLP, special counsel to the Borrowers, in form and substance satisfactory to Agent, with respect to the formation and joinder of New Subsidiary; and

(d) On or before the date hereof, Agent shall have received a fully executed Control Agreement, in form and substance satisfactory to Agent, for any deposit accounts of New Subsidiary (other than those deposit accounts that are subject to the carve out set forth in first sentence of Section 4.11 of the Credit Agreement).

3. [Intentionally Reserved.]

4. Representations, Warranties, Agreements and Acknowledgments. To induce Agent and Lenders to enter into this Amendment:

(a) The Credit Parties do hereby represent and warrant that (i) as of the date hereof all of the representations and warranties made or deemed to be made under the Loan Documents are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or reference to Material Adverse Effect shall be true and correct in all respects), except such representations and warranties which, by their terms, are limited to the Closing Date, (ii) as of the date hereof, there exists no Default or Event of Default under the Credit Agreement or any of the Loan Documents, (iii) each Credit Party has the power and is duly authorized to enter into, deliver and perform this Amendment, and (iv) this Amendment and each of the Loan Documents is and shall remain in full force and effect and is the legal, valid and binding obligation of each Credit Party enforceable against such Credit Party in accordance with its terms.

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(b) Each Credit Party reaffirms each of the agreements, covenants and undertakings set forth in the Credit Agreement and each and every other Loan Document executed in connection therewith or pursuant thereto, as amended and modified hereby, as if such Credit Party were making said agreements, covenants and undertakings on the date hereof.

(c) Each Credit Party acknowledges and agrees that:

(i) no right of offset, defense, counterclaim, claim, cause of action or objection in favor of such Credit Party against Agent or any Lender exists arising out of or with respect to (i) this Amendment, the Credit Agreement or any of the other Loan Documents or the Obligations, or (ii) any other documents now or heretofore evidencing, securing or in any way relating to the foregoing.

(ii) Agent’s and Lenders’ agreement to the consents and amendments contained herein does not and shall not create (nor shall any Borrower nor any other Credit Party rely upon the existence of or claim or assert that there exists) any obligation of Agent or any Lender to consider or agree to any further amendments or consents. In the event Agent and Lenders subsequently agree to consider any further amendments or consents, neither the consents and amendments contained herein nor any other conduct of Agent or any Lender shall be of any force or effect on Agent’s or any Lender’s consideration or decision with respect to any such requested consent or amendment, and Agent and Lenders shall have no further obligation whatsoever to consider or agree to further amendments or any consents.

(iii) this Amendment shall be deemed a Loan Document for all purposes under the Credit Agreement.

5. Release; Indemnification.

(a) In further consideration of Agent’s and Lenders’ execution of this Amendment, each Credit Party, individually and on behalf of its successors (including, without limitation, any trustees acting on behalf of such Credit Party and any debtor-in-possession with respect to such Credit Party), assigns, subsidiaries and affiliates, hereby forever releases Agent and each Lender and their respective successors, assigns, parents, subsidiaries, affiliates, officers, employees, directors, agents and attorneys (collectively, the “Releasees”) from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of actions (whether at law or in equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, whether known or unknown, matured or unmatured, fixed or contingent (collectively, “Claims”) that such Credit Party may have against the Releasees which arise from or relate to any actions which the Releasees may have taken or omitted to take in connection with the Obligations, the Credit Agreement or the other Loan Documents prior to the date this Amendment was executed, including, without limitation, with respect to the Obligations, any Collateral, the Credit Agreement, any other Loan Document and any third

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parties liable in whole or in part for the Obligations, other than debts, claims, demands, liabilities, responsibilities, disputes, causes of action and obligations to the extent they result from any Releasee’s gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction. This provision shall survive and continue in full force and effect whether or not the Credit Parties shall satisfy all other provisions of this Amendment, the Loan Documents or the Credit Agreement, including payment in full of all Obligations.

(b) Each Credit Party hereby agrees that its release of the Releasees as set forth in Section 5(a) shall include an obligation to indemnify and hold the Releasees harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Releasees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by, or on behalf of any person, including, without limitation, officers, directors, agents, trustees, creditors, partners or shareholders of such Credit Party or any parent, subsidiary or affiliate of such Credit Party, whether threatened or initiated, asserting any claim for legal or equitable remedy under any statutes, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of this Amendment or any other document executed in connection herewith, other than disputes solely among Releasees; provided, that no such Credit Party shall be liable for any indemnification to a Releasee to the extent that any such liability, obligation, loss, penalty, action, judgment, suit, cost, expense or disbursement results from any Releasee’s gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction. The foregoing indemnity shall survive the payment in full of the Obligations and the termination of this Amendment, the Credit Agreement and the other Loan Documents.

6. Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent:

(a) Delivery of Documents. The Credit Parties and Required Lenders (as applicable) shall have delivered to Agent on or prior to the date hereof, all in form and substance acceptable to Agent in its reasonable discretion, (i) counterpart originals of (a) this Amendment executed by each party hereto, and (b) the documents required by Section 2 above executed by each party thereto, (ii) the opinion required by Section 2 above, (iii) supplements to the Schedules to the Credit Agreement, the Guaranty and Security Agreement and other applicable Loan Documents that reflect updates for the joinder of the New Subsidiary to the Loan Documents; provided, that with respect to such supplements, any Schedule that relates solely to the Closing Date or other earlier date shall be deemed to be as of the date hereof, and (iv) such other documents and agreements as Agent may reasonably request in connection herewith.

(b) Accuracy of Representations and Warranties. All of the representations and warranties made or deemed to be made in this Amendment and under the Loan Documents shall be true and correct as of the date of this Amendment, except such representations and warranties which, by their terms, are limited to the Closing Date.

(c) Expenses. Borrowers shall have paid on or before the date hereof to Agent any and all outstanding fees and other charges owing to counsel to Agent incurred in connection with the transactions evidenced by the Credit Agreement and other Loan Documents, including, without limitation, any such fees incurred in connection with this Amendment to the extent invoiced.

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7. Effect; Relationship of Parties. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall be and remain in full force and effect as originally written and amended, and shall constitute the legal, valid, binding and enforceable obligations of the Credit Parties to Agent and each Lender. On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof’ or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. The relationship of Agent and Lenders, on the one hand, and the Credit Parties, on the other hand, has been and shall continue to be, at all times, that of creditor and debtor and not as joint venturers or partners. Nothing contained in this Amendment, any instrument, document or agreement delivered in connection herewith or in the Credit Agreement or any of the other Loan Documents shall be deemed or construed to create a fiduciary relationship between or among the parties.

8. Miscellaneous. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic mail shall be as effective as delivery of a manually executed counterpart of this Amendment. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. This Amendment embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written negotiations, agreements and understandings of the parties with respect to the subject matter hereof, except the agreements embodied in the Credit Agreement and the other Loan Documents (as modified herein). Time is of the essence of this Amendment and of the Credit Agreement and other Loan Documents.

[Remainder of Page Intentionally Blank]

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IN WITNESS WHEREOF, the Credit Parties, Agent and Required Lenders have caused this Amendment to be duly executed as of the date first above written.

BORROWERS:

EVRAZ INC. NA

By:	/s/ Glenda Minor

Name:	Glenda Minor
Title:	SVP, CFO, Treasurer

EVRAZ CLAYMONT STEEL, INC.

By:	/s/ Glenda Minor

Name:	Glenda Minor
Title:	SVP, CFO, Treasurer

COLORADO AND WYOMING RAILWAY COMPANY

By:	/s/ Glenda Minor

Name:	Glenda Minor
Title:	SVP, CFO, Treasurer

CF&I STEEL, L.P.
By:	New CF&I, Inc., as its General Partner

By:	/s/ Glenda Minor

Name:	Glenda Minor
Title:	SVP, CFO, Treasurer

CAMROSE PIPE CORPORATION

By:	/s/ Glenda Minor

Name:	Glenda Minor
Title:	SVP, CFO, Treasurer

OSM DISTRIBUTION, INC.

By:	/s/ Glenda Minor

Name:	Glenda Minor
Title:	SVP, CFO, Treasurer

OREGON STEEL MILLS PROCESSING, INC.

By:	/s/ Glenda Minor

Name:	Glenda Minor
Title:	SVP, CFO, Treasurer

NEW CF&I, INC.

By:	/s/ Glenda Minor

Name:	Glenda Minor
Title:	SVP, CFO, Treasurer

EVRAZ INC. NA CANADA

By:	/s/ Glenda Minor

Name:	Glenda Minor
Title:	SVP, CFO, Treasurer

CANADIAN NATIONAL STEEL CORPORATION

By:	/s/ Glenda Minor

Name:	Glenda Minor
Title:	SVP, CFO

CREDIT PARTIES:

GENERAL SCRAP INC.

By:	/s/ Glenda Minor

Name:	Glenda Minor
Title:	SVP, CFO, Treasurer

EAST METALS SERVICES, INC.

By:	/s/ Glenda Minor

Name:	Glenda Minor
Title:	SVP, CFO, Treasurer

EVRAZ MATERIALS RECYCLING, INC.

By:	/s/ Glenda Minor

Name:	Glenda Minor
Title:	CFO, Treasurer

NEW GENSUBCO INC.

By:	/s/ Glenda Minor

Name:	Glenda Minor
Title:	CFO, Treasurer

SAMETCO AUTO INC.

By:	/s/ Glenda Minor

Name:	Glenda Minor
Title:	Treasurer

GENLANDCO INC.

By:	/s/ Mike Rehwinkel

Name:	Mike Rehwinkel
Title:	CEO

KAR BASHER OF ALBERTA LTD.

By:	/s/ Glenda Minor

Name:	Glenda Minor
Title:	Secretary, Treasurer

GENERAL SCRAP PARTNERSHIP

by its general partner EVRAZ INC. NA CANADA

By:	/s/ Glenda Minor

Name:	Glenda Minor
Title:	SVP, CFO, Treasurer

by its general partner EVRAZ MATERIALS RECYCLING, INC.

By:	/s/ Glenda Minor

Name:	Glenda Minor
Title:	CFO, Treasurer

AGENT:

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Sabina Lin

Name:	Sabina Lin
Title:	Duly Authorized Signatory

LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Sabina Lin

Name:	Sabina Lin
Title:	Duly Authorized Signatory

BANK OF AMERICA, N.A.

By:	/s/ Philip Nomura

Name:	Philip Nomura
Title:	Senior Vice President

BANK OF AMERICA, N.A. (acting through its Canada Branch)

By:

Name:	Medina Sales De Andrade
Title:	Vice President

BANK OF AMERICA, N.A

By:

Name:
Title:

BANK OF AMERICA, N.A (acting through its Canada Branch)

By:	/s/ Medina Sales De Andrade

Name:	Medina Sales De Andrade
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Matt Harbour

Name:	Matt Harbour
Title:	Authorized Signatory